EXHIBIT 99.(a)

Florida Progress Corporation
Investor News

Analyst Contacts:
Mark A. Myers (813) 866-4245
Greg Beuris (813) 866-4442

[CORPORATE LOGO OMITTED]

Florida Power Files Report with Florida Public Service
  Commission on Crystal River Nuclear Unit Outage

Update on Crystal River Nuclear Unit Restart Plan


ST. PETERSBURG, Florida, March 31, 1997 -- On February 20, 1997, the Florida Public Service Commission (FPSC) established a separate docket to review the extended outage at the Crystal River Nuclear Plant. The FPSC subsequently established a schedule of key events and deadlines that begins with a preliminary report on the outage and concludes with the issuance of a written order from the FPSC containing its decision on this matter.


                     FPSC SCHEDULE FOR REVIEW OF CR-3 OUTAGE


          March 19      Preliminary report on current outage at CR-3.
          March 26      FPSC staff workshop on CR-3 outage.
          April - June  Florida Power and other parties file testimony.
          July 10       Legal briefs filed.
          July 24       FPSC's staff recommendation to the FPSC.
          August 5      Agenda Conference - Decision by FPSC.
          August 25     Written order issued by FPSC.


                  PRELIMINARY REPORT ON CURRENT OUTAGE AT CR-3


The report filed on March 19 was in response to the FPSC's request that Florida Power explain the specific actions and circumstances that led to the shutdown of the unit and why Florida Power determined that it was necessary to keep the unit shut down for an extended period. The report, excluding certain appendices, is available on the internet on Florida Progress Corporation's homepage. The address of the homepage is www.fpc.com. The following is a summary of the report filed with the FPSC.


On September 2, 1997, the nuclear unit was taken out of service to repair a rupture of an oil pipe in CR-3's main turbine lubricating oil system. The unit would have returned to service in early October were it not for the discovery of certain design basis issues related to the unit's emergency core cooling system.


                                   -- more --

-Page 2-
Florida Progress Corporation
Investor News -- Florida Power's
Crystal River Nuclear Plant


Florida Power determined that the unit must remain down to allow time to make other equipment modifications to ensure that CR-3 is in compliance with regulatory requirements governing emergency equipment safety margins under hypothetical accident scenarios. One of the equipment modifications includes increasing the electrical capacity of two diesel generators that are used in emergencies to power equipment that would pump water into the reactor and the steam generators in the event of a break in the reactor coolant system. Another modification requires installation of equipment called cavitating venturis, that are needed to ensure proper regulation of the flow of water under emergency conditions.


As safety standards evolved over the last twenty years, all nuclear plants were faced with decisions on how to meet NRC regulatory requirements. While some utilities made extensive modifications, including significant upgrading of emergency diesel generator capacity, Florida Power made less extensive changes to CR-3's safety systems. Florida Power chose engineering approaches that satisfied NRC regulatory requirements while minimizing both shutdown periods and costs to its customers.


This approach worked satisfactorily until 1996 when it was determined that some of the changes made by Florida Power in 1996 could not fully meet prescribed safety margins under certain postulated emergency situations. Florida Power has determined that the only way to meet the required safety margins under all circumstances is to make the significant equipment modifications that were started in October 1996 and are expected to be complete by the end of 1997.


Florida Power and CR-3 have received much adverse publicity regarding actions and evaluations by the NRC, including placement of CR-3 on the NRC's "Watch List". Florida Power has developed and implemented a management corrective action plan which addresses all of the concerns expressed by the NRC through its assessments. Placement on the NRC's "Watch List", which occurred on January 27, 1997, is not the reason for the outage and is not expected to lengthen the shutdown.


                           FPSC STAFF WORKSHOP MEETING


On March 26, 1997, Florida Power management participated in a workshop scheduled by the FPSC to allow its staff and any other interested parties the opportunity to more fully understand the events which led to the current outage of the nuclear unit. Florida Power discussed, among other things, the events which led to the current outage and the decision to keep the unit shutdown.




                                   -- more --

-Page 3-
Florida Progress Corporation
Investor News -- Florida Power's
Crystal River Nuclear Plant


                         RESTART PANEL MEETING WITH NRC


On March 21, 1997, Florida Power met with the NRC restart panel and presented its current plan for restarting the nuclear unit. The NRC was complementary of the plan and indicated that if Florida Power adheres to the plan, regulatory approvals will not prevent Florida Power from returning the unit to service by the end of 1997. The St. Petersburg Times quoted NRC Regional Administrator Luis Reyes as saying, "It's a very good plan," and told reporters that "The team you saw out there today is very experienced and very knowledgeable."


                                CR-3 RESTART PLAN


Attached is a schedule which summarizes the restart plan presented to the NRC restart panel on March 21, 1997. The critical path shown on the restart schedule represents the estimated time requirement for work related to modifying the emergency feedwater system and upgrading the emergency diesel generators. Additional plant modifications related to other design basis issues are not shown on the timetable since completion of these modifications will occur before modifications to the emergency feedwater system and diesel generators are complete.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: this news release contains forward looking statements related to the restart of Florida Power's Crystal River nuclear unit by the end of 1997. These statements involve risks and uncertainties that could cause actual results or outcomes to differ materially from expectations. Key factors that have a direct impact on the company's ability to return the unit to service before the end of 1997 include successful execution of the restart plan, actions of regulatory bodies, absence of new plant modifications which extend the outage beyond 1997 and other factors described in the company's Securities and Exchange Commission filings.

Florida Progress (NYSE:FPC) is a Fortune 500 diversified utility holding company with assets of $5.3 billion. Its principal subsidiary is Florida Power, the state's second-largest electric utility with about 1.3 million customers. Diversified operations include coal mining, marine operations, rail services and life insurance.


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

                           Florida Power Corporation
                          Crystal River Nuclear Plant
                            1997 Restart Activities

Activities               1st Quarter 1997    2nd Quarter 1997    3rd Quarter 1997    4th Quarter 1997

Design & Licensing
 Basis Review

  Level 1 reviews          XXXXXXXXXXXXXXXXXXXXXXX
  Level 2 reviews               XXXXXXXXXXXXXXXXXXXXX
  Level 3 reviews                      XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

Emrg. Feedwater
 & Diesel Generator
 (Critical Path)

  Engineering            XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
  Construction           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
  Testing                XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

Regulatory Review
 and Approval

  License Amendments     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
  NRC Restart                                                                                XXXX

Startup

  System lineups, heatup
   & reactor startup                                                  XXXXXXXXXXXXXXXXXXXXXXXXXXXXX
  Power escalation                                                                                      XXX
